Exhibit 10.8

PARTIAL ASSIGNMENT

OF

PURCHASE AND SALE AGREEMENT

[7211 Arlington Ave]

This Partial Assignment of Purchase and Sale Agreement is made and entered into to be effective as of the 14th day of August, 2014, by and between Strategic Storage Opportunities, LLC, a Delaware limited liability company (herein, “Assignor”), and SSGT 7211 Arlington AVE, LLC, a Delaware limited liability company (herein, “Assignee”).

RECITALS:

A. DSI Realty Income Fund IV, Ltd., DSI Realty Income Fund V, Ltd., DSI Realty Income Fund VI, Ltd., DSI Realty Income Fund VII, Ltd., DSI Realty Income Fund VIII, Ltd., DSI Realty Income Fund IX, Ltd., DSI Realty Income Fund X, Ltd., and DSI Realty Income Fund XI, Ltd., each a California limited partnership (herein collectively, “Seller”), as “Seller”, and Assignor, as “Purchaser”, heretofore entered into that certain Purchase and Sale Agreement dated July 7, 2014 (as amended by First Amendment to Purchase and Sale Agreement dated July 17, 2014, and Second Amendment to Purchase and Sale Agreement dated August 1, 2014, herein collectively called the “Agreement”), respecting the sale of thirty two (32) certain parcels of improved real property located in the states of California, Colorado, Illinois, Washington, Maryland, New Jersey and Michigan, all as more particularly described in the Agreement; and

B. Assignor desires to assign to Assignee, and Assignee desires to acquire, all of Assignor’s right, title and interest in and to the Agreement, but only with respect to the sale and purchase of Parcel Five and the Parcel Five Improvements (as defined in the Agreement), and all rights appurtenant thereto (collectively, the “Parcel Five Property”); subject, however, to all of the terms, conditions and obligations contained in the Agreement insofar as they relate to the Parcel Five Property.

NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.	Partial Assignment and Assumption. Assignor does hereby sell, assign and transfer to Assignee all of Assignor’s right, title and interest in and to the Agreement as “Purchaser”, as concerns the sale and purchase of the Parcel Five Property. This Assignment includes an assignment of all of Assignor’s rights in and to all covenants, representations and warranties of Seller contained in the Agreement as they relate to the Parcel Five Property. Assignee hereby assumes and agrees to perform all of Assignor’s obligations under the Agreement relating to the purchase of the Parcel Five Property, subject to the terms and conditions thereof, to the same extent as if Assignee had originally been named as “Purchaser” therein, but only with respect to the Parcel Five Property.

2.	Representations and Warranties. Assignor hereby represents and warrants to Assignee that (i) to Assignor’s actual knowledge, there are presently no defaults under the Agreement, and (ii) except as may be provided above, the Agreement has not been modified or amended in any respect, and is presently in full force and effect.

3.	Defined Terms. Except as may be otherwise provided herein, all defined terms used herein shall have the same meaning ascribed to them in the Agreement.

4.	Successors and Assigns. This Partial Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

5.	Governing Law. This Partial Assignment shall be governed by and construed in accordance with the laws of the State of California.

6.	Multiple Counterparts. This Partial Assignment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Facsimile and/or electronic signature pages shall be effective for purposes of this paragraph.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK AND SIGNATURE PAGE TO FOLLOW]

EXECUTED to be effective as of the date first above written.

ASSIGNOR:

Strategic Storage Opportunities, LLC, a Delaware limited liability company

By:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: President

ASSIGNEE:

SSGT 7211 Arlington AVE, LLC, a Delaware limited liability company

By:	Strategic Storage Growth Trust, Inc., a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: President

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